Exhibit 99.1

Recast Shipment Volume and Unaudited Financial Information

2022 vs. 2021

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Key Terms, Definitions and Explanatory Notes

General
• “PMI” refers to Philip Morris International Inc. and its subsidiaries. Trademarks and service marks that are the registered property of, or licensed by, the subsidiaries of PMI, are italicized.

• The recast 2022 and 2021 shipment volumes and financial information in this document reflect PMI’s new geographic segmentation, announced on November 25, 2022, effective in January 2023. PMI’s shipment volumes and financials for total PMI, as well as Wellness & Healthcare and Swedish Match segments presented in this document do not differ from previously disclosed results.

• Comparisons are made to the same prior-year period unless otherwise stated.

• "Combustible tobacco products" is the term PMI uses to refer to cigarettes and other tobacco products that are combusted.

• "Total shipment volume" is defined as the combined total of cigarette shipment volume and heated tobacco unit shipment volume.

• In the third quarter of 2021, PMI acquired Fertin Pharma A/S, Vectura Group plc. and OtiTopic, Inc. On March 31, 2022, PMI launched a new Wellness and Healthcare business consolidating these entities, Vectura Fertin Pharma. The operating results of this new business are reported in the Wellness and Healthcare segment. The business operations of PMI's Wellness and Healthcare segment are managed and evaluated separately from the geographical segments.

• In the fourth quarter of 2022, Philip Morris Holland Holdings B.V., a wholly owned subsidiary of PMI, acquired a controlling interest in Swedish Match. The operating results of Swedish Match are disclosed as a separate segment. The business operations of the Swedish Match segment are managed and evaluated separately from the geographical segments.

Financial
• Adjusted net revenues exclude the impact related to the Saudi Arabia customs assessments.

• "Adjusted Operating Income Margin" is calculated as adjusted operating income divided by adjusted net revenues.

• Management reviews net revenues, operating income, operating income margin, operating cash flow and earnings per share, or "EPS," on an adjusted basis, which may exclude the impact of currency and other items such as acquisitions, asset impairment and exit costs, tax items and other special items. Additionally, starting in 2022 and on a comparative basis, for these measures other than net revenues and operating cash flow, PMI included adjustments to add back amortization expense on acquisition related intangible assets that are recorded as part of purchase accounting and contribute to PMI’s revenue generation, as well as impairment of intangible assets, if any. Currency-neutral and organic growth rates reflect the way management views underlying performance for these measures. PMI believes that such measures provide useful insight into underlying business trends and results.

• Management reviews these measures because they exclude changes in currency exchange rates and other factors that may distort underlying business trends, thereby improving the comparability of PMI’s business performance between reporting periods. Furthermore, PMI uses several of these measures in its management compensation program to promote internal fairness and a disciplined assessment of performance against company targets. PMI discloses these measures to enable investors to view the business through the eyes of management.

• Non-GAAP measures used in this release should neither be considered in isolation nor as a substitute for the financial measures prepared in accordance with U.S. GAAP. For a reconciliation of non-GAAP measures to the most directly comparable U.S. GAAP measures, see the relevant schedules provided with this report.

Smoke-Free Products
• Smoke-free products ("SFPs") is the term PMI primarily uses to refer to all of its products that are not combustible tobacco products, such as heat-not-burn, e-vapor, and oral nicotine. In addition, SFPs include wellness and healthcare products, as well as consumer accessories such as lighters and matches.

• Reduced-risk products (“RRPs”) is the term PMI uses to refer to products that present, are likely to present, or have the potential to present less risk of harm to smokers who switch to these products versus continuing smoking. PMI has a range of RRPs in various stages of development, scientific assessment and commercialization. PMI's RRPs are smoke-free products that contain and/or generate far lower quantities of harmful and potentially harmful constituents than found in cigarette smoke.

• Wellness and Healthcare products primarily refer to products associated with inhaled therapeutics and oral and intra-oral delivery systems that are included in the operating results of PMI's new Wellness and Healthcare business, Vectura Fertin Pharma.

• Following the Swedish Match acquisition and a review of PMI and Swedish Match’s combined product portfolio, PMI reclassified certain of its own products previously reported under its combustible tobacco product category to the newly created smoke-free product category to better reflect the characteristics of these products. Prior years' amounts have been reclassified to conform with the updated presentation for all periods presented.

• "Heated tobacco units," or "HTUs," is the term PMI uses to refer to heated tobacco consumables, which include the company's BLENDS, HEETS, HEETS Creations, HEETS Dimensions, HEETS Marlboro and HEETS FROM MARLBORO (defined collectively as HEETS), Marlboro Dimensions, Marlboro HeatSticks, Parliament HeatSticks, SENTIA and TEREA, as well as the KT&G-licensed brands, Fiit and Miix (outside of South Korea).

• "SSEA, CIS & MEA" stands for South & Southeast Asia, Commonwealth of Independent States, and Middle East & Africa.

• "EA, AU & PMI DF" stands for East Asia, Australia and PMI Duty Free.

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
New Geographic Segmentation (effective January 2023)

Europe		South & Southeast Asia, Commonwealth of Independent States & Middle East & Africa (SSEA, CIS & MEA)		East Asia, Australia & PMI Duty Free (EA, AU & PMI DF)	Americas

Albania	Serbia	Afghanistan	Kuwait	Australia	Argentina
Andorra	Slovak Republic	Algeria	Laos	Duty Free	Bolivia
Austria	Slovenia	Angola	Lebanon	Hong Kong	Brazil
Belgium	Spain	Bahrain	Lesotho	Japan	Canada
Bosnia & Herzegovina	Sweden	Bangladesh	Liberia	Macau	Caribbean(5)
Bulgaria	Switzerland	Bhutan	Libya	Malaysia	Chile
Canary Islands	Ukraine	Botswana	Maldives	New Zealand	Colombia
Croatia	United Kingdom	Burkina Faso	Mali	Pacific Islands(4)	Costa Rica
Czech Republic		Cambodia	Mauritania	People's Republic of China	Dominican Republic
Denmark		Cameroon	Morocco	Singapore	Ecuador
Estonia		Cape Verde	Namibia	South Korea	El Salvador
Finland		Caucasus(1)	Nigeria	Taiwan	Guatemala
France		Central Asia(2)	Oman		Honduras
Germany		Djibouti	Pakistan		Mexico
Greece		East Timor	Philippines		Nicaragua
Hungary		Egypt	Qatar		Panama
Italy		Equatorial Guinea	Russia		Paraguay
Kosovo		Gabon	Saudi Arabia		Peru
Latvia		Gambia	Senegal		Trinidad & Tobago
Lithuania		Guinea	Somalia		United States of America
Luxembourg		India	South Africa		Uruguay
Moldova		Indian Ocean Islands(3)	Tanzania		Venezuela
Montenegro		Indonesia	Thailand
Netherlands		Iraq	Togo
North Macedonia		Israel	Tunisia
Norway		Ivory Coast	Turkey
Poland		Jordan	United Arab Emirates
Portugal		Kazakhstan	Vietnam
Romania		Kingdom of Eswatini

(1) Caucasus includes Armenia, Azerbaijan and Georgia
(2) Central Asia includes Kyrgyzstan, Mongolia, Tajikistan and Uzbekistan
(3) Indian Ocean Islands includes Mauritius, Mayotte and Reunion
(4) Pacific Islands includes Christmas Islands, French Polynesia, Kiribati, Marshall Island, Micronesia, Nauru, New Caldedonia, Palau, State of Micronesia, Tonga and Vanuatu
(5) Caribbean includes Aruba, Bermuda, Bonaire, Curacao, French Guyana, Grenada, Guadeloupe, Martinique, St. Maarten (Dutch), St. Martin (French) and other Caribbean markets
Note: The list of markets by region is not exhaustive

														Schedule 1
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Shipment Volume by Product Category
(million units) / (unaudited)

	Quarters Ended March 31			Quarters Ended June 30			Quarters Ended September 30			Quarters Ended December 31			Full Year Ended December 31
	2022	2021	% Change	2022	2021	% Change	2022	2021	% Change	2022	2021	% Change	2022	2021	% Change
Cigarettes
Europe	40,849	41,077	(0.6)%	45,166	46,674	(3.2)%	45,304	47,818	(5.3)%	39,339	42,492	(7.4)%	170,658	178,061	(4.2)%
SSEA, CIS & MEA	78,246	77,089	1.5%	82,365	81,881	0.6%	86,495	87,514	(1.2)%	83,920	84,355	(0.5)%	331,026	330,839	0.1%
EA, AU & PMI DF	14,348	12,461	15.1%	14,067	12,370	13.7%	13,501	13,517	(0.1)%	12,335	13,040	(5.4)%	54,251	51,388	5.6%
Americas	14,795	14,885	(0.6)%	16,080	15,213	5.7%	16,666	15,994	4.2%	18,432	18,495	(0.3)%	65,973	64,587	2.1%
Total PMI	148,238	145,512	1.9%	157,678	156,138	1.0%	161,966	164,843	(1.7)%	154,026	158,382	(2.8)%	621,908	624,875	(0.5)%

Heated Tobacco Units
Europe	10,269	7,842	30.9%	10,542	8,514	23.8%	11,685	8,655	35.0%	12,921	9,412	37.3%	45,417	34,423	31.9%
SSEA, CIS & MEA	5,013	4,553	10.1%	5,642	5,652	(0.2)%	5,830	5,025	16.0%	6,122	6,013	1.8%	22,607	21,243	6.4%
EA, AU & PMI DF	9,429	9,234	2.1%	8,531	10,050	(15.1)%	9,868	9,588	2.9%	12,785	9,862	29.6%	40,613	38,734	4.9%
Americas	108	105	2.9%	106	140	(24.3)%	125	221	(43.4)%	193	110	75.5%	532	576	(7.6)%
Total PMI	24,819	21,734	14.2%	24,821	24,356	1.9%	27,508	23,489	17.1%	32,021	25,397	26.1%	109,169	94,976	14.9%

Cigarettes and Heated Tobacco Units
Europe	51,118	48,919	4.5%	55,708	55,188	0.9%	56,989	56,473	0.9%	52,260	51,904	0.7%	216,075	212,484	1.7%
SSEA, CIS & MEA	83,259	81,642	2.0%	88,007	87,533	0.5%	92,325	92,539	(0.2)%	90,042	90,368	(0.4)%	353,633	352,082	0.4%
EA, AU & PMI DF	23,777	21,695	9.6%	22,598	22,420	0.8%	23,369	23,105	1.1%	25,120	22,902	9.7%	94,864	90,122	5.3%
Americas	14,903	14,990	(0.6)%	16,186	15,353	5.4%	16,791	16,215	3.6%	18,625	18,605	0.1%	66,505	65,163	2.1%
Total PMI	173,057	167,246	3.5%	182,499	180,494	1.1%	189,474	188,332	0.6%	186,047	183,779	1.2%	731,077	719,851	1.6%

								Schedule 2 (1/5)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Net Revenues by Product Category and Adjustments of Net Revenues for the Impact of Currency and Acquisitions
($ in millions) / (Unaudited)

Net Revenues	Currency	Net Revenues excluding Currency	Acquisitions	Net Revenues excluding Currency & Acquisitions	Quarters Ended March 31	Net Revenues	Total	Excluding Currency	Excluding Currency & Acquisitions

2022					Combustible Tobacco	2021	% Change
$ 1,937	$ (128)	$ 2,065	$ —	$ 2,065	Europe	$ 2,069	(6.4)%	(0.2)%	(0.2)%
2,195	(229)	2,424	—	2,424	SSEA, CIS & MEA	2,247	(2.3)%	7.9%	7.9%
769	(45)	814	—	814	EA, AU & PMI DF	713	7.8%	14.2%	14.2%
402	(13)	415	—	415	Americas	401	0.4%	3.5%	3.5%
$ 5,304	$ (414)	$ 5,718	$ —	$ 5,718	Total Combustible Tobacco	$ 5,430	(2.3)%	5.3%	5.3%

2022					Smoke-free excl. W&H	2021	% Change
$ 1,287	$ (83)	$ 1,370	$ 4	$ 1,367	Europe	$ 1,053	22.2%	30.2%	29.8%
250	(25)	275	—	275	SSEA, CIS & MEA	239	4.5%	15.1%	15.1%
818	(67)	885	—	885	EA, AU & PMI DF	830	(1.4)%	6.6%	6.6%
22	—	22	—	22	Americas	33	(34.7)%	(33.5)%	(33.5)%
$ 2,376	$ (176)	$ 2,552	$ 4	$ 2,548	Total Smoke-free excl. W&H	$ 2,155	10.3%	18.4%	18.3%

2022					Wellness & Healthcare	2021	% Change
$ 66	$ —	$ 66	$ 66	$ —	Wellness & Healthcare	$ —	—%	—%	—%

2022					Smoke-free incl. W&H	2021	% Change
$ 2,442	$ (176)	$ 2,618	$ 70	$ 2,548	Total Smoke-free incl. W&H	$ 2,155	13.4%	21.5%	18.3%

2022					PMI	2021	% Change
$ 3,224	$ (211)	$ 3,435	$ 4	$ 3,431	Europe	$ 3,122	3.3%	10.0%	9.9%
2,445	(254)	2,699	—	2,699	SSEA, CIS & MEA	2,486	(1.6)%	8.6%	8.6%
1,587	(112)	1,699	—	1,699	EA, AU & PMI DF	1,543	2.9%	10.1%	10.1%
424	(13)	437	—	437	Americas	434	(2.3)%	0.7%	0.7%
66	—	66	66	—	Wellness & Healthcare	—	—%	—%	—%
$ 7,746	$ (590)	$ 8,336	$ 70	$ 8,266	Total PMI	$ 7,585	2.1%	9.9%	9.0%

Note: Sum of product categories or Regions might not foot to total PMI due to roundings. "-" indicates amounts between -$0.5 million and +$0.5 million.

									Schedule 2 (2/5)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Net Revenues by Product Category and Adjustments of Net Revenues for the Impact of Currency and Acquisitions
($ in millions) / (Unaudited)

Net Revenues	Currency	Net Revenues excluding Currency	Acquisitions	Net Revenues excluding Currency & Acquisitions	Quarters Ended June 30	Net Revenues		Total	Excluding Currency	Excluding Currency & Acquisitions

2022					Combustible Tobacco	2021		% Change
$ 2,062	$ (211)	$ 2,273	$ (1)	$ 2,274	Europe	$ 2,300		(10.3)%	(1.1)%	(1.1)%
2,203	(42)	2,245	—	2,245	SSEA, CIS & MEA	1,904	(a)	15.7%	17.9%	17.9%
754	(53)	807	—	807	EA, AU & PMI DF	688		9.6%	17.3%	17.3%
444	4	440	—	440	Americas	398		11.7%	10.7%	10.7%
$ 5,463	$ (302)	$ 5,765	$ (1)	$ 5,766	Total Combustible Tobacco	$ 5,290		3.3%	9.0%	9.0%

2022					Smoke-free excl. W&H	2021		% Change
$ 1,247	$ (132)	$ 1,379	$ 4	$ 1,375	Europe	$ 1,058		17.8%	30.3%	29.9%
311	5	306	—	306	SSEA, CIS & MEA	300		4.0%	2.2%	2.2%
710	(72)	782	—	782	EA, AU & PMI DF	914		(22.3)%	(14.4)%	(14.4)%
25	—	25	—	25	Americas	32		(23.3)%	(23.1)%	(23.1)%
$ 2,293	$ (199)	$ 2,492	$ 4	$ 2,488	Total Smoke-free excl. W&H	$ 2,304		(0.5)%	8.1%	8.0%

2022					Wellness & Healthcare	2021		% Change
$ 76	$ —	$ 76	$ 76	$ —	Wellness & Healthcare	$ —		—%	—%	—%

2022					Smoke-free incl. W&H	2021		% Change
$ 2,369	$ (199)	$ 2,568	$ 80	$ 2,488	Total Smoke-free incl. W&H	$ 2,304		2.8%	11.4%	8.0%

2022					PMI	2021		% Change
$ 3,309	$ (343)	$ 3,652	$ 3	$ 3,649	Europe	$ 3,358		(1.5)%	8.8%	8.7%
2,514	(37)	2,551	—	2,551	SSEA, CIS & MEA	2,204	(a)	14.1%	15.7%	15.7%
1,464	(125)	1,589	—	1,589	EA, AU & PMI DF	1,602		(8.6)%	(0.8)%	(0.8)%
469	4	465	—	465	Americas	430		9.1%	8.1%	8.1%
76	—	76	76	—	Wellness & Healthcare	—		—%	—%	—%
$ 7,832	$ (501)	$ 8,333	$ 79	$ 8,254	Total PMI	$ 7,594		3.1%	9.7%	8.7%
(a) Includes a reduction in net revenues of $246 million related to the Saudi Arabia customs assessment
Note: Sum of product categories or Regions might not foot to total PMI due to roundings. "-" indicates amounts between -$0.5 million and +$0.5 million.

								Schedule 2 (3/5)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Net Revenues by Product Category and Adjustments of Net Revenues for the Impact of Currency and Acquisitions
($ in millions) / (Unaudited)

Net Revenues	Currency	Net Revenues excluding Currency	Acquisitions	Net Revenues excluding Currency & Acquisitions	Quarters Ended September 30	Net Revenues	Total	Excluding Currency	Excluding Currency & Acquisitions

2022					Combustible Tobacco	2021	% Change
$ 1,996	$ (300)	$ 2,297	$ 1	$ 2,296	Europe	$ 2,333	(14.4)%	(1.5)%	(1.6)%
2,454	(41)	2,494	—	2,494	SSEA, CIS & MEA	2,284	7.4%	9.2%	9.2%
692	(71)	762	—	762	EA, AU & PMI DF	733	(5.6)%	4.0%	4.0%
450	(7)	456	—	456	Americas	417	7.8%	9.4%	9.4%
$ 5,591	$ (418)	$ 6,010	$ 1	$ 6,009	Total Combustible Tobacco	$ 5,767	(3.0)%	4.2%	4.2%

2022					Smoke-free excl. W&H	2021	% Change
$ 1,276	$ (202)	$ 1,477	$ 2	$ 1,475	Europe	$ 1,100	15.9%	34.3%	34.1%
368	41	328	—	328	SSEA, CIS & MEA	271	36.1%	21.0%	21.0%
715	(106)	822	—	822	EA, AU & PMI DF	945	(24.3)%	(13.0)%	(13.0)%
24	—	25	—	25	Americas	39	(37.5)%	(36.4)%	(36.4)%
$ 2,384	$ (268)	$ 2,651	$ 2	$ 2,649	Total Smoke-free excl. W&H	$ 2,355	1.2%	12.6%	12.5%

2022					Wellness & Healthcare	2021	% Change
$ 57	$ (1)	$ 58	$ 47	$ 11	Wellness & Healthcare	$ —	—%	—%	—%

2022					Smoke-free incl. W&H	2021	% Change
$ 2,441	$ (269)	$ 2,709	$ 49	$ 2,660	Total Smoke-free incl. W&H	$ 2,355	3.6%	15.1%	13.0%

2022					PMI	2021	% Change
$ 3,272	$ (502)	$ 3,774	$ 3	$ 3,771	Europe	$ 3,433	(4.7)%	9.9%	9.8%
2,822	—	2,822	—	2,822	SSEA, CIS & MEA	2,555	10.5%	10.5%	10.5%
1,407	(177)	1,584	—	1,584	EA, AU & PMI DF	1,678	(16.2)%	(5.6)%	(5.6)%
474	(7)	481	—	481	Americas	456	3.9%	5.5%	5.5%
57	(1)	58	47	11	Wellness & Healthcare	—	—%	—%	—%
$ 8,032	$ (687)	$ 8,719	$ 50	$ 8,669	Total PMI	$ 8,122	(1.1)%	7.4%	6.7%

Note: Sum of product categories or Regions might not foot to total PMI due to roundings. "-" indicates amounts between -$0.5 million and +$0.5 million.

								Schedule 2 (4/5)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Net Revenues by Product Category and Adjustments of Net Revenues for the Impact of Currency and Acquisitions
($ in millions) / (Unaudited)

Net Revenues	Currency	Net Revenues excluding Currency	Acquisitions	Net Revenues excluding Currency & Acquisitions	Quarters Ended December 31	Net Revenues	Total	Excluding Currency	Excluding Currency & Acquisitions

2022					Combustible Tobacco	2021	% Change
$ 1,698	$ (291)	$ 1,989	$ —	$ 1,989	Europe	$ 2,065	(17.8)%	(3.7)%	(3.7)%
2,321	(144)	2,465	—	2,465	SSEA, CIS & MEA	2,298	1.0%	7.3%	7.3%
617	(74)	691	—	691	EA, AU & PMI DF	727	(15.1)%	(4.9)%	(4.9)%
508	2	506	—	506	Americas	490	3.6%	3.3%	3.3%
70	—	70	70	—	Swedish Match	—	—%	—%	—%
$ 5,214	$ (508)	$ 5,722	$ 70	$ 5,652	Total Combustible Tobacco	$ 5,579	(6.6)%	2.6%	1.3%

2022					Smoke-free excl. W&H	2021	% Change
$ 1,366	$ (229)	$ 1,595	$ —	$ 1,595	Europe	$ 1,177	16.0%	35.5%	35.5%
365	16	349	—	349	SSEA, CIS & MEA	315	15.7%	10.6%	10.6%
861	(147)	1,008	—	1,008	EA, AU & PMI DF	898	(4.1)%	12.2%	12.2%
28	(1)	29	—	29	Americas	33	(14.4)%	(12.1)%	(12.1)%
246	—	246	246	—	Swedish Match	—	—%	—%	—%
$ 2,866	$ (360)	$ 3,226	$ 246	$ 2,980	Total Smoke-free excl. W&H	$ 2,424	18.3%	33.1%	23.0%

2022					Wellness & Healthcare	2021	% Change
$ 72	$ (10)	$ 82	$ —	$ 82	Wellness & Healthcare	$ 101	(28.7)%	(18.8)%	(18.8)%

2022					Smoke-free incl. W&H	2021	% Change
$ 2,938	$ (370)	$ 3,308	$ 246	$ 3,062	Total Smoke-free incl. W&H	$ 2,525	16.4%	31.0%	21.3%

2022					PMI	2021	% Change
$ 3,064	$ (520)	$ 3,584	$ —	$ 3,584	Europe	$ 3,242	(5.5)%	10.5%	10.5%
2,686	(128)	2,814	—	2,814	SSEA, CIS & MEA	2,613	2.8%	7.7%	7.7%
1,478	(221)	1,699	—	1,699	EA, AU & PMI DF	1,625	(9.0)%	4.6%	4.6%
536	1	535	—	535	Americas	523	2.5%	2.3%	2.3%
316	—	316	316	—	Swedish Match	—	—%	—%	—%
72	(10)	82	—	82	Wellness & Healthcare	101	(28.7)%	(18.8)%	(18.8)%
$ 8,152	$ (878)	$ 9,030	$ 316	$ 8,714	Total PMI	$ 8,104	0.6%	11.4%	7.5%

Note: Sum of product categories or Regions might not foot to total PMI due to roundings. "-" indicates amounts between -$0.5 million and +$0.5 million.

									Schedule 2 (5/5)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Net Revenues by Product Category and Adjustments of Net Revenues for the Impact of Currency and Acquisitions
($ in millions) / (Unaudited)

Net Revenues	Currency	Net Revenues excluding Currency	Acquisitions	Net Revenues excluding Currency & Acquisitions	Full Year Ended December 31	Net Revenues		Total	Excluding Currency	Excluding Currency & Acquisitions

2022					Combustible Tobacco	2021		% Change
$ 7,694	$ (931)	$ 8,624	$ —	$ 8,624	Europe	$ 8,767		(12.2)%	(1.6)%	(1.6)%
9,173	(456)	9,629	—	9,629	SSEA, CIS & MEA	8,734	(a)	5.0%	10.2%	10.2%
2,831	(243)	3,074	—	3,074	EA, AU & PMI DF	2,861		(1.0)%	7.5%	7.5%
1,804	(13)	1,818	—	1,818	Americas	1,706		5.8%	6.5%	6.5%
70	—	70	70	—	Swedish Match	—		—%	—%	—%
$ 21,572	$ (1,643)	$ 23,214	$ 70	$ 23,144	Total Combustible Tobacco	$ 22,067		(2.2)%	5.2%	4.9%

2022					Smoke-free excl. W&H	2021		% Change
$ 5,175	$ (645)	$ 5,821	$ 10	$ 5,811	Europe	$ 4,388		17.9%	32.6%	32.4%
1,294	37	1,257	—	1,257	SSEA, CIS & MEA	1,124		15.1%	11.8%	11.8%
3,105	(392)	3,497	—	3,497	EA, AU & PMI DF	3,587		(13.5)%	(2.5)%	(2.5)%
99	(2)	100	—	100	Americas	137		(28.0)%	(26.8)%	(26.8)%
246	—	246	246	—	Swedish Match	—		—%	—%	—%
$ 9,919	$ (1,002)	$ 10,922	$ 256	$ 10,666	Total Smoke-free excl. W&H	$ 9,237		7.4%	18.2%	15.5%

2022					Wellness & Healthcare	2021		% Change
$ 271	$ (11)	$ 282	$ 189	$ 93	Wellness & Healthcare	$ 101		+100%	+100%	(7.9)%

2022					Smoke-free incl. W&H	2021		% Change
$ 10,190	$ (1,013)	$ 11,204	$ 445	$ 10,759	Total Smoke-free incl. W&H	$ 9,338		9.1%	20.0%	15.2%

2022					PMI	2021		% Change
$ 12,869	$ (1,576)	$ 14,445	$ 10	$ 14,435	Europe	$ 13,155		(2.2)%	9.8%	9.7%
10,467	(419)	10,886	—	10,886	SSEA, CIS & MEA	9,858	(a)	6.2%	10.4%	10.4%
5,936	(635)	6,571	—	6,571	EA, AU & PMI DF	6,448		(7.9)%	1.9%	1.9%
1,903	(15)	1,918	—	1,918	Americas	1,843		3.3%	4.1%	4.1%
316	—	316	316	—	Swedish Match	—		—%	—%	—%
271	(11)	282	189	93	Wellness & Healthcare	101		+100%	+100%	(7.9)%
$ 31,762	$ (2,656)	$ 34,418	$ 515	$ 33,903	Total PMI	$ 31,405		1.1%	9.6%	8.0%
(a) Includes a reduction in net revenues of $246 million related to the Saudi Arabia customs assessment
Note: Sum of product categories or Regions might not foot to total PMI due to roundings. "-" indicates amounts between -$0.5 million and +$0.5 million.

												Schedule 3
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Net Revenues to Adjusted Net Revenues, excluding Currency and Acquisitions
($ in millions) / (Unaudited)

Net Revenues	Special Items	Adjusted Net Revenues	Currency	Adjusted Net Revenues excluding Currency	Acqui- sitions	Adjusted Net Revenues excluding Currency & Acqui- sitions		Net Revenues	Special Items (a)	Adjusted Net Revenues	Total	Excluding Currency	Excluding Currency & Acqui- sitions

2022							Quarters Ended June 30,	2021			% Change
$ 3,309	$ —	$ 3,309	$ (343)	$ 3,652	$ 3	$ 3,649	Europe	$ 3,358	$ —	$ 3,358	(1.5)%	8.8%	8.7%
2,514	—	2,514	(37)	2,551	—	2,551	SSEA, CIS & MEA	2,204	(246)	2,450	2.6%	4.1%	4.1%
1,464	—	1,464	(125)	1,589	—	1,589	EA, AU & PMI DF	1,602	—	1,602	(8.6)%	(0.8)%	(0.8)%
469	—	469	4	465	—	465	Americas	430	—	430	9.1%	8.1%	8.1%
—	—	—	—	—	—	—	Swedish Match	—	—	—	—%	—%	—%
76	—	76	—	76	76	—	Wellness & Healthcare	—	—	—	—%	—%	—%
$ 7,832	$ —	$ 7,832	$ (501)	$ 8,333	$ 79	$ 8,254	Total PMI	$ 7,594	$ (246)	$ 7,840	(0.1)%	6.3%	5.3%

2022							Years Ended December 31,	2021			% Change
$ 12,869	$ —	$ 12,869	$ (1,576)	$ 14,445	$ 10	$ 14,435	Europe	$ 13,155	$ —	$ 13,155	(2.2)%	9.8%	9.7%
10,467	—	10,467	(419)	10,886	—	10,886	SSEA, CIS & MEA	9,858	(246)	10,104	3.6%	7.7%	7.7%
5,936	—	5,936	(635)	6,571	—	6,571	EA, AU & PMI DF	6,448	—	6,448	(7.9)%	1.9%	1.9%
1,903	—	1,903	(15)	1,918	—	1,918	Americas	1,843	—	1,843	3.3%	4.1%	4.1%
316	—	316	—	316	316	—	Swedish Match	—	—	—	—%	—%	—%
271	—	271	(11)	282	189	93	Wellness & Healthcare	101	—	101	+100%	+100%	(7.9)%
$ 31,762	$ —	$ 31,762	$ (2,656)	$ 34,418	$ 515	$ 33,903	Total PMI	$ 31,405	$ (246)	$ 31,651	0.4%	8.7%	7.1%

(a) Represents the reduction in net revenues of $246 million related to the Saudi Arabia customs assessment impacting only second quarter and full-year

								Schedule 4 (1/2)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Adjustments of Operating Income for the Impact of Currency and Acquisitions
($ in millions) / (Unaudited)

Operating Income	Currency	Operating Income excluding Currency	Acquisitions	Operating Income excluding Currency & Acquisitions		Operating Income	Total	Excluding Currency	Excluding Currency & Acquisitions

2022					Quarters Ended March 31	2021	% Change
$ 1,558	$ (148)	$ 1,706	$ (2)	$ 1,708	Europe	$ 1,573	(1.0)%	8.5%	8.6%
965	(193)	1,158	—	1,158	SSEA, CIS & MEA	1,011	(4.5)%	14.5%	14.5%
685	(72)	757	—	757	EA, AU & PMI DF	726	(5.6)%	4.3%	4.3%
121	(2)	123	—	123	Americas	134	(9.7)%	(8.2)%	(8.2)%
(31)	—	(31)	(24)	(7)	Wellness & Healthcare	—	—%	—%	—%
$ 3,298	$ (415)	$ 3,713	$ (26)	$ 3,739	Total PMI	$ 3,444	(4.2)%	7.8%	8.6%

2022					Quarters Ended June 30	2021	% Change
$ 1,474	$ (258)	$ 1,732	$ —	$ 1,732	Europe	$ 1,713	(14.0)%	1.1%	1.1%
958	46	912	—	912	SSEA, CIS & MEA	552	73.6%	65.2%	65.2%
528	(91)	619	—	619	EA, AU & PMI DF	752	(29.8)%	(17.7)%	(17.7)%
130	4	126	—	126	Americas	112	16.1%	12.5%	12.5%
(34)	—	(34)	(24)	(10)	Wellness & Healthcare	—	—%	—%	—%
$ 3,056	$ (299)	$ 3,355	$ (24)	$ 3,379	Total PMI	$ 3,129	(2.3)%	7.2%	8.0%

2022					Quarters Ended September 30	2021	% Change
$ 1,415	$ (351)	$ 1,766	$ —	$ 1,766	Europe	$ 1,770	(20.1)%	(0.2)%	(0.2)%
1,086	69	1,017	—	1,017	SSEA, CIS & MEA	888	22.3%	14.5%	14.5%
533	(100)	633	—	633	EA, AU & PMI DF	727	(26.7)%	(12.9)%	(12.9)%
85	2	83	—	83	Americas	121	(29.8)%	(31.4)%	(31.4)%
(151)	2	(153)	(24)	(129)	Wellness & Healthcare	(51)	-(100)%	-(100)%	-(100)%
$ 2,968	$ (378)	$ 3,346	$ (24)	$ 3,370	Total PMI	$ 3,455	(14.1)%	(3.2)%	(2.5)%

								Schedule 4 (2/2)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Adjustments of Operating Income for the Impact of Currency and Acquisitions
($ in millions) / (Unaudited)

Operating Income	Currency	Operating Income excluding Currency	Acquisitions	Operating Income excluding Currency & Acquisitions		Operating Income	Total	Excluding Currency	Excluding Currency & Acquisitions

2022					Quarters Ended December 31	2021	% Change
$ 1,355	$ (272)	$ 1,627	$ —	$ 1,627	Europe	$ 1,353	0.1%	20.3%	20.3%
855	(21)	876	—	876	SSEA, CIS & MEA	844	1.3%	3.8%	3.8%
678	(113)	791	—	791	EA, AU & PMI DF	631	7.4%	25.4%	25.4%
100	(15)	115	—	115	Americas	120	(16.7)%	(4.2)%	(4.2)%
(22)	—	(22)	(22)	—	Swedish Match	—	—%	—%	—%
(42)	6	(48)	—	(48)	Wellness & Healthcare	(1)	-(100)%	-(100)%	-(100)%
$ 2,924	$ (415)	$ 3,339	$ (22)	$ 3,361	Total PMI	$ 2,947	(0.8)%	13.3%	14.0%

2022					Full Year Ended December 31	2021	% Change
$ 5,802	$ (1,029)	$ 6,831	$ (2)	$ 6,833	Europe	$ 6,409	(9.5)%	6.6%	6.6%
3,864	(99)	3,963	—	3,963	SSEA, CIS & MEA	3,295	17.3%	20.3%	20.3%
2,424	(376)	2,800	—	2,800	EA, AU & PMI DF	2,836	(14.5)%	(1.3)%	(1.3)%
436	(11)	447	—	447	Americas	487	(10.5)%	(8.2)%	(8.2)%
(22)	—	(22)	(22)	—	Swedish Match	—	—%	—%	—%
(258)	8	(266)	(72)	(194)	Wellness & Healthcare	(52)	-(100)%	-(100)%	-(100)%
$ 12,246	$ (1,507)	$ 13,753	$ (96)	$ 13,849	Total PMI	$ 12,975	(5.6)%	6.0%	6.7%

													Schedule 5
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Net Revenues and Operating Income: Price, Volume/Mix and Cost/Other Variances
($ in millions) / (Unaudited)

	2022 vs. 2021
	Quarters Ended March 31			Quarters Ended June 30			Quarters Ended September 30			Quarters Ended December 31			Full Year Ended December 31
	Price	Volume/Mix	Cost/Other	Price	Volume/Mix	Cost/Other	Price	Volume/Mix	Cost/Other	Price	Volume/Mix	Cost/Other	Price	Volume/Mix	Cost/Other
Net Revenues
Europe	$ (11)	$ 320	$ —	$ (31)	$ 322	$ —	$ 8	$ 330	$ —	$ (88)	$ 430	$ —	$ (122)	$ 1,402	$ —
SSEA, CIS & MEA	72	130	11	120	(23)	250	190	61	16	200	25	(24)	582	193	253
EA, AU & PMI DF	28	128	—	29	(42)	—	(23)	(71)	—	(58)	132	—	(24)	147	—
Americas	19	(16)	—	24	8	3	30	(4)	(1)	29	(11)	(6)	102	(23)	(4)
Wellness & Healthcare	—	—	—	—	—	—	11	—	—	(21)	—	2	(10)	—	2
Total PMI	$ 108	$ 562	$ 11	$ 142	$ 265	$ 253	$ 216	$ 316	$ 15	$ 62	$ 576	$ (28)	$ 528	$ 1,719	$ 251

Operating Income
Europe	$ (11)	$ 222	$ (76)	$ (31)	$ 199	$ (149)	$ 8	$ 212	$ (224)	$ (88)	$ 285	$ 77	$ (122)	$ 918	$ (372)
SSEA, CIS & MEA	72	69	6	120	(55)	295	190	(34)	(27)	200	(92)	(76)	582	(112)	198
EA, AU & PMI DF	28	(18)	21	29	(162)	—	(23)	(53)	(18)	(58)	63	155	(24)	(170)	158
Americas	19	(9)	(21)	24	1	(11)	30	3	(71)	29	(1)	(33)	102	(6)	(136)
Wellness & Healthcare	—	—	(7)	—	—	(10)	11	—	(89)	(21)	—	(26)	(10)	—	(132)
Total PMI	$ 108	$ 264	$ (77)	$ 142	$ (17)	$ 125	$ 216	$ 128	$ (429)	$ 62	$ 255	$ 97	$ 528	$ 630	$ (284)

												Schedule 6 (1/2)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Operating Income to Adjusted Operating Income, excluding Currency and Acquisitions
($ in millions) / (Unaudited)

Operating Income	Special Items (a)	Adjusted Operating Income	Currency	Adjusted Operating Income excluding Currency	Acquisitions	Adjusted Operating Income excluding Currency & Acquisitions		Operating Income	Special Items (a)	Adjusted Operating Income	Total	Excluding Currency	Excluding Currency & Acquisitions

2022							Quarters Ended March 31	2021			% Change
$ 1,558	$ (52)	$ 1,610	$ (148)	$ 1,758	$ (2)	$ 1,760	Europe	$ 1,573	$ (19)	$ 1,592	1.1%	10.4%	10.5%
965	(6)	971	(193)	1,164	—	1,164	SSEA, CIS & MEA	1,011	(12)	1,023	(5.1)%	13.8%	13.8%
685	(1)	686	(72)	758	—	758	EA, AU & PMI DF	726	(32)	758	(9.5)%	—%	—%
121	(2)	123	(2)	125	—	125	Americas	134	(3)	137	(10.2)%	(8.8)%	(8.8)%
(31)	(19)	(12)	—	(12)	(5)	(7)	Wellness & Healthcare	—	—	—	—%	—%	—%
$ 3,298	$ (80)	$ 3,378	$ (415)	$ 3,793	$ (7)	$ 3,800	Total PMI	$ 3,444	$ (66)	$ 3,510	(3.8)%	8.1%	8.3%

2022							Quarters Ended June 30	2021			% Change
$ 1,474	$ (113)	$ 1,587	$ (258)	$ 1,845	$ —	$ 1,845	Europe	$ 1,713	$ (45)	$ 1,758	(9.7)%	4.9%	4.9%
958	(21)	979	46	933	—	933	SSEA, CIS & MEA	552	(274)	826	18.5%	13.0%	13.0%
528	(12)	540	(91)	631	—	631	EA, AU & PMI DF	752	(18)	770	(29.9)%	(18.1)%	(18.1)%
130	(4)	134	4	130	—	130	Americas	112	(7)	119	12.6%	9.2%	9.2%
(34)	(18)	(16)	—	(16)	(6)	(10)	Wellness & Healthcare	—	—	—	—%	—%	—%
$ 3,056	$ (168)	$ 3,224	$ (299)	$ 3,523	$ (6)	$ 3,529	Total PMI	$ 3,129	$ (344)	$ 3,473	(7.2)%	1.4%	1.6%

2022							Quarters Ended September 30	2021			% Change
$ 1,415	$ (115)	$ 1,530	$ (351)	$ 1,881	$ —	$ 1,881	Europe	$ 1,770	$ (22)	$ 1,792	(14.6)%	5.0%	5.0%
1,086	(67)	1,153	69	1,084	—	1,084	SSEA, CIS & MEA	888	(14)	902	27.8%	20.2%	20.2%
533	(46)	579	(100)	679	—	679	EA, AU & PMI DF	727	(22)	749	(22.7)%	(9.3)%	(9.3)%
85	(13)	98	2	96	—	96	Americas	121	(3)	124	(21.0)%	(22.6)%	(22.6)%
(151)	(121)	(30)	2	(32)	(17)	(15)	Wellness & Healthcare	(51)	(51)	—	—%	—%	—%
$ 2,968	$ (362)	$ 3,330	$ (378)	$ 3,708	$ (17)	$ 3,725	Total PMI	$ 3,455	$ (112)	$ 3,567	(6.6)%	4.0%	4.4%

(a) For details on Special Items, refer to Schedule 7

												Schedule 6 (2/2)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Operating Income to Adjusted Operating Income, excluding Currency and Acquisitions
($ in millions) / (Unaudited)

Operating Income	Special Items (a)	Adjusted Operating Income	Currency	Adjusted Operating Income excluding Currency	Acquisitions	Adjusted Operating Income excluding Currency & Acquisitions		Operating Income	Special Items (a)	Adjusted Operating Income	Total	Excluding Currency	Excluding Currency & Acquisitions

2022							Quarters Ended December 31	2021			% Change
$ 1,355	$ 38	$ 1,317	$ (272)	$ 1,589	$ —	$ 1,589	Europe	$ 1,353	$ (23)	$ 1,376	(4.3)%	15.5%	15.5%
855	38	817	(21)	838	—	838	SSEA, CIS & MEA	844	(19)	863	(5.3)%	(2.9)%	(2.9)%
678	31	647	(113)	760	—	760	EA, AU & PMI DF	631	(23)	654	(1.1)%	16.2%	16.2%
100	5	95	(15)	110	—	110	Americas	120	(4)	124	(23.4)%	(11.3)%	(11.3)%
(22)	(151)	129	—	129	129	—	Swedish Match	—	—	—	—%	—%	—%
(42)	(13)	(29)	6	(35)	—	(35)	Wellness & Healthcare	(1)	(18)	17	(100.0)%	(100.0)%	(100.0)%
$ 2,924	$ (52)	$ 2,976	$ (415)	$ 3,391	$ 129	$ 3,262	Total PMI	$ 2,947	$ (87)	$ 3,034	(1.9)%	11.8%	7.5%

2022							Full Year Ended December 31	2021			% Change
$ 5,802	$ (242)	$ 6,044	$ (1,029)	$ 7,073	$ (2)	$ 7,075	Europe	$ 6,409	$ (109)	$ 6,518	(7.3)%	8.5%	8.5%
3,864	(56)	3,920	(99)	4,019	—	4,019	SSEA, CIS & MEA	3,295	(319)	3,614	8.5%	11.2%	11.2%
2,424	(28)	2,452	(376)	2,828	—	2,828	EA, AU & PMI DF	2,836	(95)	2,931	(16.3)%	(3.5)%	(3.5)%
436	(14)	450	(11)	461	—	461	Americas	487	(17)	504	(10.7)%	(8.5)%	(8.5)%
(22)	(151)	129	—	129	129	—	Swedish Match	—	—	—	—%	—%	—%
(258)	(171)	(87)	8	(95)	(28)	(67)	Wellness & Healthcare	(52)	(69)	17	(100.0)%	(100.0)%	(100.0)%
$ 12,246	$ (662)	$ 12,908	$ (1,507)	$ 14,415	$ 99	$ 14,316	Total PMI	$ 12,975	$ (609)	$ 13,584	(5.0)%	6.1%	5.4%

(a) For details on Special Items, refer to Schedule 7

					Schedule 7 (1/4)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Reported Operating Income to Adjusted Operating Income
($ in millions) / (Unaudited)

	Quarter Ended March 31	Quarter Ended June 30,	Quarter Ended September 30	Quarter Ended December 31	Full Year Ended December 31
	2022	2022	2022	2022	2022
PMI
Reported Operating Income	$ 3,298	$ 3,056	$ 2,968	$ 2,924	$ 12,246
Amortization and impairment of intangibles	(38)	(36)	(139)	(58)	(271)
Cost associated to Swedish Match AB offer	—	(52)	(217)	154	(115)
Swedish Match AB acquisition accounting related item	—	—	—	(125)	(125)
Charges related to the war in Ukraine	(42)	(80)	(6)	(23)	(151)
Adjusted Operating Income	$ 3,378	$ 3,224	$ 3,330	$ 2,976	$ 12,908

Europe
Reported Operating Income	$ 1,558	$ 1,474	$ 1,415	$ 1,355	$ 5,802
Cost associated to Swedish Match AB offer	—	(24)	(100)	71	(53)
Charges related to the war in Ukraine	(42)	(80)	(6)	(23)	(151)
Amortization and impairment of intangibles	(10)	(9)	(9)	(10)	(38)
Adjusted Operating Income	$ 1,610	$ 1,587	$ 1,530	$ 1,317	$ 6,044

SSEA, CIS & MEA
Reported Operating Income	$ 965	$ 958	$ 1,086	$ 855	$ 3,864
Cost associated to Swedish Match AB offer	—	(15)	(61)	43	(33)
Amortization and impairment of intangibles	(6)	(6)	(6)	(5)	(23)
Adjusted Operating Income	$ 971	$ 979	$ 1,153	$ 817	$ 3,920

EA, AU & PMI DF
Reported Operating Income	$ 685	$ 528	$ 533	$ 678	$ 2,424
Cost associated to Swedish Match AB offer	—	(11)	(45)	32	(24)
Amortization and impairment of intangibles	(1)	(1)	(1)	(1)	(4)
Adjusted Operating Income	$ 686	$ 540	$ 579	$ 647	$ 2,452

					Schedule 7 (2/4)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Reported Operating Income to Adjusted Operating Income
($ in millions) / (Unaudited)

	Quarter Ended March 31	Quarter Ended June 30,	Quarter Ended September 30	Quarter Ended December 31	Full Year Ended December 31
	2022	2022	2022	2022	2022
Americas
Reported Operating Income	$ 121	$ 130	$ 85	$ 100	$ 436
Cost associated to Swedish Match AB offer	—	(2)	(11)	8	(5)
Amortization and impairment of intangibles	(2)	(2)	(2)	(3)	(9)
Adjusted Operating Income	$ 123	$ 134	$ 98	$ 95	$ 450

Swedish Match
Reported Operating Income	$ —	$ —	$ —	$ (22)	$ (22)
Swedish Match AB acquisition accounting related item	—	—	—	(125)	(125)
Amortization and impairment of intangibles	—	—	—	(26)	(26)
Adjusted Operating Income	$ —	$ —	$ —	$ 129	$ 129

Wellness & Healthcare
Reported Operating Income	$ (31)	$ (34)	$ (151)	$ (42)	$ (258)
Amortization and impairment of intangibles	(19)	(18)	(121)	(13)	(171)
Adjusted Operating Income	$ (12)	$ (16)	$ (30)	$ (29)	$ (87)

					Schedule 7 (3/4)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Reported Operating Income to Adjusted Operating Income
($ in millions) / (Unaudited)

	Quarter Ended March 31	Quarter Ended June 30,	Quarter Ended September 30	Quarter Ended December 31	Full Year Ended December 31
	2021	2021	2021	2021	2021
PMI
Reported Operating Income	$ 3,444	$ 3,129	$ 3,455	$ 2,947	$ 12,975
Asset impairment and exit costs	(48)	(79)	(43)	(46)	(216)
Amortization and impairment of intangibles	(18)	(19)	(18)	(41)	(96)
Asset acquisition cost	—	—	(51)	—	(51)
Saudi Arabia customs assessments	—	(246)	—	—	(246)
Adjusted Operating Income	$ 3,510	$ 3,473	$ 3,567	$ 3,034	$ 13,584

Europe
Reported Operating Income	$ 1,573	$ 1,713	$ 1,770	$ 1,353	$ 6,409
Asset impairment and exit costs	(10)	(36)	(13)	(13)	(72)
Amortization and impairment of intangibles	(9)	(9)	(9)	(10)	(37)
Adjusted Operating Income	$ 1,592	$ 1,758	$ 1,792	$ 1,376	$ 6,518

SSEA, CIS & MEA
Reported Operating Income	$ 1,011	$ 552	$ 888	$ 844	$ 3,295
Asset impairment and exit costs	(6)	(22)	(8)	(9)	(45)
Saudi Arabia customs assessments	—	(246)	—	—	(246)
Amortization and impairment of intangibles	(6)	(6)	(6)	(10)	(28)
Adjusted Operating Income	$ 1,023	$ 826	$ 902	$ 863	$ 3,614

EA, AU & PMI DF
Reported Operating Income	$ 726	$ 752	$ 727	$ 631	$ 2,836
Asset impairment and exit costs	(31)	(17)	(21)	(22)	(91)
Amortization and impairment of intangibles	(1)	(1)	(1)	(1)	(4)
Adjusted Operating Income	$ 758	$ 770	$ 749	$ 654	$ 2,931

					Schedule 7 (4/4)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Reported Operating Income to Adjusted Operating Income
($ in millions) / (Unaudited)

	Quarter Ended March 31	Quarter Ended June 30,	Quarter Ended September 30	Quarter Ended December 31	Full Year Ended December 31
	2021	2021	2021	2021	2021
Americas
Reported Operating Income	$ 134	$ 112	$ 121	$ 120	$ 487
Asset impairment and exit costs	(1)	(4)	(1)	(2)	(8)
Amortization and impairment of intangibles	(2)	(3)	(2)	(2)	(9)
Adjusted Operating Income	$ 137	$ 119	$ 124	$ 124	$ 504

Wellness & Healthcare
Reported Operating Income	$ —	$ —	$ (51)	$ (1)	$ (52)
Asset acquisition cost	—	—	(51)	—	(51)
Amortization and impairment of intangibles	—	—	—	(18)	(18)
Adjusted Operating Income	$ —	$ —	$ —	$ 17	$ 17

														Schedule 8 (1/2)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Adjusted Operating Income Margin, excluding Currency and Acquisitions
($ in millions) / (Unaudited)

Adjusted Operating Income (a)	Adjusted Net Revenues (b)	Adjusted Operating Income Margin	Adjusted Operating Income excluding Currency (a)	Adjusted Net Revenues excluding Currency (b)	Adjusted Operating Income Margin excluding Currency	Adjusted Operating Income excluding Currency & Acqui- sitions (a)	Adjusted Net Revenues excluding Currency & Acqui- sitions (b)	Adjusted Operating Income Margin excluding Currency & Acqui- sitions		Adjusted Operating Income (a)	Adjusted Net Revenues (b)	Adjusted Operating Income Margin	Adjusted Operating Income Margin	Adjusted Operating Income Margin excluding Currency	Adjusted Operating Income Margin excluding Currency & Acqui- sitions

2022									Quarters Ended March 31	2021			% Points Change
$ 1,610	$ 3,224	49.9%	$ 1,758	$ 3,435	51.2%	$ 1,760	$ 3,431	51.3%	Europe	$ 1,592	$ 3,122	51.0%	(1.1)	0.2	0.3
971	2,445	39.7%	1,164	2,699	43.1%	1,164	2,699	43.1%	SSEA, CIS & MEA	1,023	2,486	41.2%	(1.5)	1.9	1.9
686	1,587	43.2%	758	1,699	44.6%	758	1,699	44.6%	EA, AU & PMI DF	758	1,543	49.1%	(5.9)	(4.5)	(4.5)
123	424	29.0%	125	437	28.6%	125	437	28.6%	Americas	137	434	31.6%	(2.6)	(3.0)	(3.0)
(12)	66	(18.2)%	(12)	66	(18.2)%	(7)	—	—%	Wellness & Healthcare	—	—	—%	—	—	—
$ 3,378	$ 7,746	43.6%	$ 3,793	$ 8,336	45.5%	$ 3,800	$ 8,266	46.0%	Total PMI	$ 3,510	$ 7,585	46.3%	(2.7)	(0.8)	(0.3)

2022									Quarters Ended June 30	2021			% Points Change
$ 1,587	$ 3,309	48.0%	$ 1,845	$ 3,652	50.5%	$ 1,845	$ 3,649	50.6%	Europe	$ 1,758	$ 3,358	52.4%	(4.4)	(1.9)	(1.8)
979	2,514	38.9%	933	2,551	36.6%	933	2,551	36.6%	SSEA, CIS & MEA	826	2,450	33.7%	5.2	2.9	2.9
540	1,464	36.9%	631	1,589	39.7%	631	1,589	39.7%	EA, AU & PMI DF	770	1,602	48.1%	(11.2)	(8.4)	(8.4)
134	469	28.6%	130	465	28.0%	130	465	28.0%	Americas	119	430	27.7%	0.9	0.3	0.3
(16)	76	(21.1)%	(16)	76	(21.1)%	(10)	—	—%	Wellness & Healthcare	—	—	—%	—	—	—
$ 3,224	$ 7,832	41.2%	$ 3,523	$ 8,333	42.3%	$ 3,529	$ 8,254	42.8%	Total PMI	$ 3,473	$ 7,840	44.3%	(3.1)	(2.0)	(1.5)

2022									Quarters Ended September 30	2021			% Points Change
$ 1,530	$ 3,272	46.8%	$ 1,881	$ 3,774	49.8%	$ 1,881	$ 3,771	49.9%	Europe	$ 1,792	$ 3,433	52.2%	(5.4)	(2.4)	(2.3)
1,153	2,822	40.9%	1,084	2,822	38.4%	1,084	2,822	38.4%	SSEA, CIS & MEA	902	2,555	35.3%	5.6	3.1	3.1
579	1,407	41.2%	679	1,584	42.9%	679	1,584	42.9%	EA, AU & PMI DF	749	1,678	44.6%	(3.4)	(1.7)	(1.7)
98	474	20.7%	96	481	20.0%	96	481	20.0%	Americas	124	456	27.2%	(6.5)	(7.2)	(7.2)
(30)	57	(52.6)%	(32)	58	(55.2)%	(15)	11	-(100)%	Wellness & Healthcare	—	—	—%	—	—	—
$ 3,330	$ 8,032	41.5%	$ 3,708	$ 8,719	42.5%	$ 3,725	$ 8,669	43.0%	Total PMI	$ 3,567	$ 8,122	43.9%	(2.4)	(1.4)	(0.9)

(a) For the calculation of Adjusted Operating Income, Adjusted Operating Income excluding currency and Adjusted Operating Income excluding currency and acquisitions, refer to Schedule 6
(b) For the calculation of Adjusted Net Revenues, Adjusted Net Revenues excluding currency and Adjusted Net Revenues excluding currency and acquisitions, refer to Schedule 3

														Schedule 8 (2/2)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Adjusted Operating Income Margin, excluding Currency and Acquisitions
($ in millions) / (Unaudited)

Adjusted Operating Income (a)	Adjusted Net Revenues (b)	Adjusted Operating Income Margin	Adjusted Operating Income excluding Currency (a)	Adjusted Net Revenues excluding Currency (b)	Adjusted Operating Income Margin excluding Currency	Adjusted Operating Income excluding Currency & Acqui- sitions (a)	Adjusted Net Revenues excluding Currency & Acqui- sitions (b)	Adjusted Operating Income Margin excluding Currency & Acqui- sitions		Adjusted Operating Income (a)	Adjusted Net Revenues (b)	Adjusted Operating Income Margin	Adjusted Operating Income Margin	Adjusted Operating Income Margin excluding Currency	Adjusted Operating Income Margin excluding Currency & Acqui- sitions

2022									Quarters Ended December 31	2021			% Points Change
$ 1,317	$ 3,064	43.0%	$ 1,589	$ 3,584	44.3%	$ 1,589	$ 3,584	44.3%	Europe	$ 1,376	$ 3,242	42.4%	0.6	1.9	1.9
817	2,686	30.4%	838	2,814	29.8%	838	2,814	29.8%	SSEA, CIS & MEA	863	2,613	33.0%	(2.6)	(3.2)	(3.2)
647	1,478	43.8%	760	1,699	44.7%	760	1,699	44.7%	EA, AU & PMI DF	654	1,625	40.2%	3.6	4.5	4.5
95	536	17.7%	110	535	20.6%	110	535	20.6%	Americas	124	523	23.7%	(6.0)	(3.1)	(3.1)
129	316	40.8%	129	316	40.8%	—	—	—%	Swedish Match	—	—	—%	—	—	—
(29)	72	(40.3)%	(35)	82	(42.7)%	(35)	82	(42.7)%	Wellness & Healthcare	17	101	16.8%	(57.1)	(59.5)	(59.5)
$ 2,976	$ 8,152	36.5%	$ 3,391	$ 9,030	37.6%	$ 3,262	$ 8,714	37.4%	Total PMI	$ 3,034	$ 8,104	37.4%	(0.9)	0.2	—

2022									Full Year Ended December 31	2021			% Points Change
$ 6,044	$ 12,869	47.0%	$ 7,073	$ 14,445	49.0%	$ 7,075	$ 14,435	49.0%	Europe	$ 6,518	$ 13,155	49.5%	(2.5)	(0.5)	(0.5)
3,920	10,467	37.5%	4,019	10,886	36.9%	4,019	10,886	36.9%	SSEA, CIS & MEA	3,614	10,104	35.8%	1.7	1.1	1.1
2,452	5,936	41.3%	2,828	6,571	43.0%	2,828	6,571	43.0%	EA, AU & PMI DF	2,931	6,448	45.5%	(4.2)	(2.5)	(2.5)
450	1,903	23.6%	461	1,918	24.0%	461	1,918	24.0%	Americas	504	1,843	27.3%	(3.7)	(3.3)	(3.3)
129	316	40.8%	129	316	40.8%	—	—	—%	Swedish Match	—	—	—%	—	—	—
(87)	271	(32.1)%	(95)	282	(33.7)%	(67)	93	(71.6)%	Wellness & Healthcare	17	101	16.8%	(48.9)	(50.5)	(88.8)
$ 12,908	$ 31,762	40.6%	$ 14,415	$ 34,418	41.9%	$ 14,316	$ 33,903	42.2%	Total PMI	$ 13,584	$ 31,651	42.9%	(2.3)	(1.0)	(0.7)

(a) For the calculation of Adjusted Operating Income, Adjusted Operating Income excluding currency and Adjusted Operating Income excluding currency and acquisitions, refer to Schedule 6
(b) For the calculation of Adjusted Net Revenues, Adjusted Net Revenues excluding currency and Adjusted Net Revenues excluding currency and acquisitions, refer to Schedule 3